SCHEDULE 14A
                           (RULE 14A-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                      SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement         / / Confidential, for Use
of the
                                            Commission Only (as
permitted)
                                            by Rule 14a-6(e) (2))

/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

                          F&M BANCORP
------------------------------------------------------------------
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       (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than
Registrant)
              Gordon M. Cooley, Corporate Secretary

Payment of Filing Fee (Check the appropriate box):

/ / $125 per Exchange Act Rules 0-11c (1) (ii), 14a-6(I) (1), or
14a-6(I) (2) or
Item 22(a) (2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange
Act Rule 14a-
6(i) (3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)
(4) and 0-11.

(1) Title of each class of securities to which translation applies:
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(2) Aggregate number of securities to which translation applies:

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(3) Per unit price or other underlying value of transaction computed pursuant
to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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/ / Check box if any part of the fee is offset as provided by
Exchange Act Rule
0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing be registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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
                         [F&M BANCORP LOGO]
                      110 Thomas Johnson Drive
                     Frederick, Maryland 21702

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of F&M Bancorp ("Bancorp") will be held at the Corporate Headquarters, 110 Thomas Johnson Drive,
Frederick, Maryland, on
April 21, 1998, at 10:00 a.m., for the following purposes:

     (1)  To elect four directors of Bancorp; and

     (2) To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

     Stockholders of Bancorp of record on January 23, 1998 will be entitled to notice of and to vote at the meeting or any adjournments thereof.

                                          By Order of the Board of
Directors,



                                          Gordon M. Cooley
                                          Secretary
Frederick, Maryland
March 20, 1998

              IMPORTANT -- YOUR PROXY IS ENCLOSED

     Even though you plan to attend the annual meeting, please complete, date and sign the enclosed proxy and promptly mail it in the return envelope provided. No postage is required if mailed in the United States. If you attend the annual meeting and decide that you wish to vote in person, or for any other reason desire to revoke your proxy, you may do so at any time prior to its use.


                       PROXY STATEMENT

                         INTRODUCTION

     This Proxy Statement is furnished to stockholders of F&M
Bancorp
("Bancorp") in connection with the solicitation of proxies by Bancorp's Board of
Directors to be used at the annual meeting of stockholders described in the accompanying notice and at any adjournments thereof. The purpose of the meeting is to elect four directors of Bancorp, whose terms expire at the 1998 Annual
Meeting, and to transact such other business as may properly come before the meeting, or any adjournments thereof. The Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about March 20, 1998.

     The record of stockholders entitled to notice of and to vote at the annual meeting was taken as of the close of business on January 23, 1998. At that date there were outstanding and entitled to vote 6,014,476 shares of Common Stock, par value $5.00 per share.

     The accompanying proxy is solicited by the Board of Directors of Bancorp.
The Board of Directors has selected Faye E. Cannon, David R.
Stauffer, and Alice
E. Stonebreaker, or any two of them, to act as proxies with full power of substitution. Any stockholder executing a proxy has the power to revoke the proxy at any time before it is voted. This right of revocation is not limited or subject to compliance with any formal procedure. Any stockholder may attend the meeting and vote in person whether or not he has previously given a proxy.

     In the election of directors, each share is entitled to one vote for each director to be elected; cumulative voting is not permitted. For all other matters each share is entitled to one vote.

     The cost of solicitation of proxies and preparation of proxy materials will be borne by Bancorp. Bancorp does not expect to compensate anyone for the solicitation of proxies but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for expenses they incur in sending proxy materials to principals and in obtaining proxies.
In addition to
solicitation of proxies by mail, proxies may be solicited personally or by telephone or telegram by directors, officers, and employees of Bancorp, Farmers
& Mechanics National Bank (the "Bank"), or Home Federal Savings
Bank (the
"Savings Bank") without additional compensation to them.

Security Ownership of Management

     The following table sets forth alphabetically, as of January
23, 1998, the
amount of the Company's Common Stock beneficially owned by each of its directors and nominees, each executive officer named in the Summary
Compensation Table,
and all directors and executive officers as a group, based upon information obtained from such persons:

                                           TOTAL SHARES
PERCENT
NAME OF INDIVIDUAL                      BENEFICIALLY OWNED
OF CLASS
------------------                      ------------------       -
-------
R. Carl Benna                           10,474                   *
Howard B. Bowen                          8,766(1)
*
John D. Brunk                           15,176(2)
*
Beverly B. Byron                         1,030                   *
Faye E. Cannon                          18,544(3)
*
Martha E. Church                         1,532                   *
Albert H. Cohen                         79,970(4)
1.3
Gordon M. Cooley                        17,686(5)
*
Maurice A. Gladhill                     46,046(6)
*
Charles W. Hoff, III                    15,666(7)
*
James K. Kluttz                            620(8)
*
Charles A. Nicodemus                    38,204(9)
*
Richard W. Phoebus, Sr.                 16,073(10)
*
David R. Stauffer                       14,216(11)
*
Alice E. Stonebreaker                   15,379(12)
*
H. Deets Warfield, Jr.                  10,869(13)
*
John C. Warfield                         3,131(14)
*
Thomas R. Winkler                        1,198                   *
All Executive Officers and
  Directors as a group (22 persons)    342,155(15)(16)
5.7

* Indicates holdings of less than one percent

(1)  Includes 924 shares in the form of options exercisable by Mr.
Bowen within
60 days.
(2) Includes 10,554 shares owned by family members and as to which Mr. Brunk has voting and disposition powers.
(3) Includes 3,468 shares owned jointly with family members and as to which Ms.
Cannon has joint voting and disposition powers and 14,833 shares in the form of options exercisable by Ms. Cannon within 60 days.
(4) Includes 20,167 shares owned by family members and as to which Mr. Cohen has voting and disposition powers.
(5) Includes 7,751 shares owned by family members and 6,818 shares in the form of options exercisable by Mr. Cooley within 60 days.
(6) Includes 26,889 shares owned by family members and as to which Mr. Gladhill has voting and disposition powers and 4,725 shares owned by a limited partnership as to which Mr. Gladhill has voting and disposition powers.
(7) Includes 2,314 shares owned by family members and as to which Mr. Hoff has voting and disposition powers and 2,552 shares in the form of options exercisable by Mr. Hoff within 60 days.
(8) Includes 305 shares owned jointly with family members and as to which Mr.
Kluttz has voting and disposition powers
(9) Includes 4,151 shares owned by a family member and as to which Mr.
Nicodemus has voting and disposition powers. Also includes 17,676 shares owned by a mutual corporation of which Mr. Nicodemus is Chairman of the Board of
Directors and as to which Mr. Nicodemus has shared voting and disposition powers but disclaims beneficial ownership.
(10) Includes 579 shares owned by family members and as to which Mr. Phoebus has disposition and voting powers, and 6,457 shares in the form of options exercisable by Mr. Phoebus within 60 days.
(11) Includes 12,131 shares in the form of options exercisable by Mr. Stauffer within 60 days.
(12) Includes 12,089 shares in the form of options exercisable by Ms.
Stonebreaker within 60 days.
(13) Includes 3,141 shares owned by family members and as to which Mr. H.
Warfield has voting and disposition powers.
(14) Includes 2,106 shares owned by a family member and as to which Mr. J.
Warfield has voting and disposition powers.
(15) Includes 57,865 shares in the form of options exercisable within 60 days.
(16)  Includes 22,167 shares beneficially owned by Director Robert
K. Moler who
is not standing for re-election because he has reached mandatory retirement age for service as a director.

Security Ownership of Certain Beneficial Owners

     To the knowledge of Bancorp, no person beneficially owns more than 5.0% of the outstanding Common Stock of Bancorp.


                   ELECTION OF DIRECTORS

     The Board of Directors of Bancorp is divided into three classes (the 1998 class, the 1999 class and the 2000 class, each class designated by the year in which the term of office of a director will expire), with each class elected at successive annual meetings. The term of office for all 1998 class directors expires at this Annual Meeting. Four persons, all of whom are currently directors of Bancorp, are nominated as directors. The nominees have each agreed to serve if elected.

     It is the Board of Directors' intention that proxies not limited to the contrary will be voted for the following nominees, or, in the event that any of the nominees should be unable or unwilling to serve, for the election of such other persons as may be nominated by the Board of Directors. A plurality of votes is required to elect directors. Abstentions and broker non-votes will be treated as shares not voted and will have no effect in the election of directors.

     Robert K. Moler, a 1998 class director is retiring from the Board when his term expires in April. Having attained age 70, Mr. Moler is not eligible to stand for election as a director pursuant to Bancorp's By-Laws. Bancorp's By-
Laws provide that no person, except for a person who was a director of Farmers &
Mechanics National Bank on March 11, 1975, shall be eligible to stand for election as director after attaining 70 years of age. Directors Albert H.
Cohen, Charles A. Nicodemus, H. Deets Warfield, Jr. and John C. Warfield were so serving on March 11, 1975 and are, therefore, eligible for service beyond age
70. Bancorp gratefully acknowledges Mr. Moler's service on the Board.

Information Concerning Nominees

     The following table presents information concerning persons nominated by the Board of Directors for election as directors of Bancorp and also concerning continuing directors. Except as indicated the nominees and continuing directors have been officers of the organizations named below as their principal occupations or of affiliated organizations for more than five years.
Information is reported as of January 23, 1998.

Nominees for Director - 2001 Class (terms expire in 2001):

Name of nominee          Age, principal occupations, and
                         directorships with public companies

Howard B. Bowen          Mr. Bowen is 46 years old and has served
as a director
                         of Bancorp since 1996.  He is President,
Ewing Oil Co.,
                         Inc., a petroleum distributor.  (1)
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Martha E. Church         Dr. Church is 67 years old and has served
as a director
                         of Bancorp since 1983.  She is President
Emerita of
                         Hood College, an undergraduate liberal
arts college for
                         women, with a graduate school, which
meets area
                         education needs, located in Frederick,
Maryland.  (1)
------------------------------------------------------------------
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Albert H. Cohen          Mr. Cohen is 75 years old and has served
as a director
                         of Bancorp since 1983.  He is an investor
and building
                         consultant.  (2) (3)
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Charles W. Hoff, III     Mr. Hoff is 63 years old and has served
as a director
                         of Bancorp since 1983.  He is Chairman of
the Board of
                         Bancorp and the Bank.  (2) (3)
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Continuing Directors - 1999 Class (terms expire in 1999):
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John D. Brunk            Mr. Brunk is 60 years old and has served
as a director
                         of Bancorp since 1983.  He is President
of Frederick
                         Produce Co., Inc., a wholesale food
service
                         distributor.  (4)
------------------------------------------------------------------
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Faye E. Cannon           Ms. Cannon is 48 years old and has served
as a director
                         of Bancorp since 1993.  She is President
and Chief
                         Executive Officer of Bancorp and the
Bank.  (2) (3) (5)
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Charles A. Nicodemus     Mr. Nicodemus is 68 years old and has
served as a
                         director of Bancorp since 1983.  He is
Chairman of the
                         Board of Frederick Mutual Insurance
Company, a property
                         insurance company.  (2) (3)
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--------------
H. Deets Warfield, Jr.   Mr. Warfield is 66 years old and has
served as a
                         director of Bancorp since 1983.  He is
President of the
                         Damascus Motor Co., Inc., an automobile
dealership. (2)
                         (3) (6)
------------------------------------------------------------------
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John C. Warfield         Mr. Warfield is 68 years old and has
served as a
                         director of Bancorp since 1983.  He is
President of The
                         Frederick Motor Co., an automobile
dealership.  (1) (2)
                        (4)
------------------------------------------------------------------
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Continuing Directors - 2000 Class (terms expire in 2000):
------------------------------------------------------------------
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R. Carl Benna           Mr. Benna is 50 years old and has served
as a director
                        of Bancorp since January 1989.  He is
President of the
                        North American Housing Corp., a modular
housing
                        manufacturer.  (1) (4)
------------------------------------------------------------------
--------------
Beverly B. Byron        Ms. Byron is 65 years old and has served
as a director
                        of Bancorp since 1993.  She is a former
member of the
                        U.S. House of Representatives for the 6th
District of
                        Maryland. She is a member of the Board of
Director of
                        the BlueCross/BlueShield of Maryland and
LMI.  (1)
------------------------------------------------------------------
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Maurice A. Gladhill     Mr. Gladhill is 47 years old and has
served as a
                        director of Bancorp since 1985.  He is
President of
                        Gladhill Tractor Mart, Inc., a farm
equipment dealership
                        in Frederick, Maryland.  (2) (4)
------------------------------------------------------------------
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James K. Kluttz         Mr. Kluttz is 56 years old and has served
as a director
                        of Bancorp since 1996.  He is President
and Chief
                        Executive Officer of Frederick Memorial
Hospital.  (1)
                       (4)
------------------------------------------------------------------
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Richard W. Phoebus, Sr. Mr. Phoebus is 59 years old and has served as a director
                        of Bancorp since 1996.  He is President
and Chief
                        Executive Officer of the Savings Bank and
Vice President
                        of F&M Bancorp.
------------------------------------------------------------------
------------
Thomas R. Winkler        Mr. Winkler is 55 years old and has
served as a
director of Bancorp since 1992.  He is Executive Vice
President and Chief Operating Officer of Bio Whittaker,
Inc.  (4)
------------------------------------------------------------------
--------------

(1)  Member of the Audit Committee.
(2)  Member of the Executive Committee.
(3)  Member of the Nominating Committee.
(4)  Member of the  Compensation  Committee..
(5)  Ms. Cannon and Alice E. Stonebreaker, Bancorp's Assistant
Secretary and Assistant Treasurer, are sisters.
(6) The Messrs. Warfield are not related. Mr. H. Warfield is the father-in-law of Gordon M. Cooley, Bancorp's
     Secretary and Legal Officer.


Information Regarding the Board of Directors and Certain
Committees

     During 1997, there were 12 meetings of the Board of Directors of Bancorp.
Each of the directors attended at least 75% of the combined total number of meetings of the Board of Directors and board committees of which he or she is a member (held during the period for which he or she has been a director), except
Mr. Brunk who attended 10 of 14 (71%) meetings and Mr. John Warfield who attended 15 of 25 (60%) meetings.

     The Board of Directors of Bancorp has, among others, a Nominating
Committee, an Audit Committee, and a Compensation Committee.

     The Nominating Committee of Bancorp is responsible for recommending persons to serve as new directors and met once during 1997. Members of the Nominating
Committee are designated by note (3) above. Nominations for director which are presented to the Nominating Committee by stockholders are considered, along with those developed by the Nominating Committee, in light of the needs of Bancorp, as well as the nominee's individual knowledge, experience and background.

     The Audit Committee of Bancorp meets with Bancorp's internal and independent auditors to review whether satisfactory accounting procedures are being followed by Bancorp and subsidiaries and whether internal accounting controls are adequate, to inform itself with regard to non-audit services performed by the independent auditors and to review fees charged by the independent auditors. The Audit Committee also recommends to the Board of
Directors the selection of independent auditors. The Audit Committee met five times in 1997, and members are designated by note (1) above.

     The Compensation Committee of Bancorp establishes the compensation for executive officers of Bancorp, the Bank and the Savings Bank and administers
Bancorp's 1983 and 1995 Stock Option Plans and the Executive
Supplemental Income
Plan. During 1997, the directors designated by note (4) above were members of the Compensation Committee of Bancorp. The Compensation Committee met on two occasions during 1997.


     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the
"Committee") has
furnished the following report on executive compensation.

	The Committee establishes the compensation for executive officers of
Bancorp, the Bank and the Savings Bank (collectively, "the Corporation") and administers Bancorp's 1983 and 1995 Stock Option Plans and the Executive
Supplemental Income Plan. Committee objectives include administration of a total compensation package that allows the Corporation to attract and retain qualified persons to fill key executive positions and to effectively utilize incentive compensation programs which are directly related to executive officers accomplishing corporate goals and objectives, both operational and financial, aimed at achieving lasting improvement in the Corporation's long-term financial performance.

     The Committee utilizes the Corporation's human resources' staff, and, as appropriate, other qualified consultants to review actual performance of the
Chief Executive Officer and all executive officers and the Corporation's compensation practices as they compare to industry norms.

     Compensation program components include:

     1. Base Salary - Base pay levels are established within a range for each position, determined through the assistance of a third party consultant specializing in compensation practices for the industry. In addition, survey data is routinely updated, comparing similar positions at other companies, both financial and non-financial, of like-size and performance located in the geographic area in which the Corporation does business and at other financial institutions of similar size, business make up and performance characteristics located outside the Corporation's market area. Actual salaries are based on the individual performance and experience of each executive officer.

     2. Annual Incentive Compensation - The Corporation has adopted an incentive compensation program for executive and other designated officers at the Bank (the "Program"). The Program was designed in conjunction with an independent consultant specializing in incentive compensation practices for the banking industry and is similar to existing plans of other banks and financial service companies. The Program, like these plans in general, requires a considerable degree of specificity with regard to performance measures and evaluations, which are benchmarked to industry incentive practices. The Program allows the Compensation Committee to establish annually the performance measures to be used in conjunction with the goals in the Corporation's strategic plan and ensures that such performance measures align shareholder interests. Executives are eligible for incentive compensation expressed as a percentage of their base salaries for meeting established performance measures. Levels of incentive compensation increase as executive officers' and the Bank's performance exceed established targets. In 1997, the named executive officers received compensation under the incentive compensation program as a result of meeting performance objectives. Mr. Phoebus' bonus was based on a similar analysis, including meeting performance objectives on behalf of the Savings Bank.

     3.  Stock Option Program - The Corporation maintains 1983 and
1995 Stock
Option Plans which provide for the grant of options to executive and other key officers, in the Committee's discretion, who have substantial responsibility for the management and growth of the Corporation. The Committee believes that grants of stock options, which allow employees to purchase shares of the Common
Stock of the Corporation at specified prices in the future, aligns employees' interests in corporate performance with the interests of all stockholders. Each year the Committee determines the number of options, if any, to be granted the recipients of grants in order to achieve these objectives. Incentive stock options are granted at the market price of F&M Bancorp stock on the date of grant. Non-qualified options are granted at 85% of market price on the date of grant. The Committee considers it significant that officers receiving incentive stock option awards will profit from those awards only if, and only to the extent that, the market price of F&M Bancorp stock appreciates following the date of grant.

     For 1997, the Compensation Committee established Ms. Cannon's base salary with reference to the salary ranges determined with the assistance of a third party consultant that provides bank executive compensation data and information specific to the banking industry. The Committee considers the Chief Executive
Officer responsible for overall corporate performance, both operational and financial. As such, 100% of the Chief Executive Officer's potential bonus under the Bank's incentive compensation program is related to Bank-wide performance and shareholder interests. The Committee finds that the total compensation package for the Chief Executive Officer in 1997 was justified based on competitive market data and overall corporate performance, both financial and operational.

     The Committee believes that the total compensation awarded to the Chief
Executive Officer and executives of the Corporation is consistent with the
Committee's objectives. The amounts paid to individual executives are consistent with competition within the market and with banks of similar size as reflected by the executive compensation data and information provided, individual performance of each executive, and, for incentive compensation, are rationally linked with the fulfillment of corporate objectives and corporate financial performance.


	               Compensation Committee of the Board of
Directors:



                    Thomas R. Winkler, Chairman
                    R. Carl Benna
                    John D. Brunk
                    Maurice Gladhill
                    James K. Kluttz
                    John C. Warfield

     The following table sets forth compensation information with respect to the
Chief Executive Officer and the four next highest paid executive officers in
1997 (the "Named Executive Officers").


                          SUMMARY COMPENSATION TABLE

                                                     Long Term
                        Annual                       Compensation
                        Compensation(1)	             Awards
                        -------------                ------------
                                                      Options  All
Other
                                             Bonus    Shares
Compensation
Name and Principal Position  Year  Salary  (2)      (3)      (4)
------------------------------------------------------------------
-----------

Faye E. Cannon               1997  220,000  88,000  4,488     --
  President and CEO of       1996  173,700  72,560  3,150
14,522
  Bancorp and of the Bank    1995  161,700  41,719  3,582
10,712

David R. Stauffer            1997  164,120  54,365  2,572      --
  Vice President of Bancorp  1996  153,000  50,689  2,625
14,522
  and Executive Vice         1995  148,000  32,977  2,976
10,712
  President of the Bank

Richard W. Phoebus, Sr.      1997  124,000  44,485  2,520      --
  Vice President of Bancorp  1996  111,000  17,295  -0-
12,201
  and President and CEO of
  the Savings Bank(5)

Alice E. Stonebreaker        1997  112,637  37,564  1,785      --
  Assistant Secretary and    1996  90,000   29,817  2,310
7,654
  Assistant Treasurer of     1995  85,000   18,626  2,646
6,789
  Bancorp and Senior Vice
  President of the Bank

Gordon M. Cooley             1997  115,344  21,627  918        --
  Secretary of Bancorp and   1996  106,100  19,894  945
9,497
  Senior Vice President of   1995  97,933   19,613  1,212
7,574
  the Bank

(1)  No Named Executive Officer received any perquisites in 1995,
1996 or 1997
the aggregate amount of which exceeded 10% of the officer's salary and bonus.
(2)  Included in 1996 and 1997 bonus paid under Bank's Incentive
Compensation
Plan and in 1995 both annual bonus paid to substantially all employees and merit bonuses.
(3) Adjusted to reflect 5% stock dividends paid on May 22, 1995 and August 8,
1997.
(4)  Includes Bancorp contribution to the account of each Named
Executive
Officer, except Mr. Phoebus,  in Bancorp's defined contribution
Employee Benefit
Plan (the "Plan") qualified under Section 401(k) of the Internal
Revenue Code
for both profit-sharing portion and corporate match of Named
Executive Officer's
individual contributions to the Plan with a salary cap of $150,000. For Mr.
Phoebus, includes the Savings Bank's contribution to Mr. Phoebus' account in
Savings Bank's defined contribution Employee Benefit Plan (the
"Savings Bank
Plan") qualified under Section 401(k) of the Internal Revenue Code for both profit sharing portion and corporate match of Mr. Phoebus' individual contribution to the Savings Bank Plan. Dollar values of each contribution for
1997 will not be finally calculated until after mailing date of the Proxy
Statement but will be included in the 1999 Proxy Statement.
(5) In 1996, Mr. Phoebus' compensation was established by the Savings Bank and its former parent prior to completion of the merger with Bancorp.

     The following table sets forth information with respect to stock option grants to the Chief Executive Officer and the Named Executive
Officers for the
fiscal year ended December 31, 1997. Bancorp does not grant stock appreciation rights.


                  OPTIONS GRANTED IN 1997
                  -----------------------
                                                      Potential
Realizable Value
                                                      at Assumed
Annual Rates of
                                                      Stock Price
Appreciation
                     Individual Grants                For Option
Term
----------------------------------------------------- ------------
--------------
                        % of
                        Total               Market
                        Options             Price
                        Granted to          on Date
             Options    Employees Exercise  of grant
             Granted    in Fiscal Price (per(per    Expire
Name         (1)(shares)1997      share)    share)  Date    0%  5%
10%
------------ -------   --------- ----------- -------- ----- --- --
---
Faye E.
Cannon      4,488    14.09%     $25.60     $25.60 2/11/07   -0-
$72,067 $182,531

David R.
Stauffer    2,572      8.07      25.60      25.60 2/11/07   -0-
41,300  104,606

Richard W.
Phoebus, Sr.2,520      7.91      25.60      25.60 2/11/07   -0-
40,465  102,491

Alice C.
Stonebreaker1,785      5.60      25.60      25.60 2/11/07   -0-
28,663   72,598

Gordon M.
Cooley        918      2.88      25.60      25.60 2/11/07   -0-
14,741   37,336

(1) All options granted on February 11, 1997. Options exercisable to the extent of 25%, 50% , 75%, and 100% on February 11, 1998, 1999,
2000, 2001
respectively.

     The following table sets forth information with respect to the value of all options exercised during the fiscal year ended December 31, 1997 and the value of all options held on December 31, 1997 by the Chief Executive
Officer and the
Named Executive Officers.

          AGGRAGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                   OPTION VALUES AT DECEMBER 31, 1997
                   ----------------------------------

        Number                Number of Shares        Value of
Unexercised
        Of                  Underlying Unexercised         In-the-
Money
        Shares               Options at 12/31/97(2)   Options at
12/31/97(3)
        Acquired  Value   ------------------------- --------------
-----------
        on        Realized
Name    Exercise (1)       Exercisable Unexercisable Exercisable
Unexercisable
------- -------- --------- ----------- ------------- ----------- -
------------
Faye E.
Cannon  1,050    11,873    11,159      9,510         $217,432
$115,219

David
R.
Stauffer  525     8,999     9,364      6,753          183,749
81,486

Richard
W.
Phoebus,
Sr.       -0-      -0-      5,827      2,520          130,448
31,260


Alice E.
Stone-
Breaker 2,384    46,703    10,114      5,132          208,820
59,795

Gordon
M.
Cooley   -0-       -0-      5,759      2,522          118,996
30,531

(1) Based on the difference between aggregate fair market value on date of exercise and aggregate exercise price.
(2) Adjusted to reflect stock dividends paid between dates of grant and
December 31, 1997.
(3) Based on the difference between aggregate fair market value at December
31, 1997 and aggregate exercise price.


Termination of Employment and Change in Control Arrangements

     Bancorp provides an Executive Supplemental Income Plan (the
"Supplemental
Plan") in which Executive Officers Cannon and Stauffer participate. The
Supplemental Plan provides certain benefits which are integrated with the benefits provided Executive Officers Cannon and Stauffer under Bancorp's defined contribution employee benefit plan qualifying under Section 401(k) of the
Internal Revenue Code. The Supplemental Plan provides for retirement benefits to Executive Officers Cannon and Stauffer based on 65% of their compensation
(salary and bonus) as measured by the greater of (a) compensation paid during the 12 months immediately preceding retirement or (b) the average compensation paid during the three consecutive years of employment that yield the highest average.

     The Supplemental Plan also provides for benefits upon termination of employment following a change in control of the Bank or Bancorp.
A change in
control is defined as the acquisition of 25% or more of the combined voting power of the Bank or Bancorp, or a change in the majority of the members of the
Board of Directors of the Bank or Bancorp during any two-year period. In the event of a termination of employment after a change in control, full compensation benefits will be paid to a participant in the Supplemental Plan until the third anniversary of the change in control. Thereafter, benefits will be based on a fraction of final compensation as detailed above. Assuming current compensation practices continue to retirement, in conjunction with current assumptions relating to contributions to and performance of Bancorp's
401(k) Plan and current assumptions relating to future levels of Social Security benefits, Executive Officers Cannon and Stauffer would have estimated annual benefits under the Supplemental Plan of $186,642 and $131,758, respectively.

     The Supplemental Plan also provides for a death benefit equal to 50% of a participant's cash compensation if the participant dies while still employed.

     Executive Officer Phoebus has an employment agreement with Bancorp providing for annual compensation of at least $111,000 and employment through
November 15, 1999. The employment agreement also provides for payments of three times Mr. Phoebus' compensation if he is terminated following a change in control of the Savings Bank or Bancorp and compensation if Mr. Phoebus is terminated without cause before May 15, 1998, not involving a change in control.
 Compensation in this latter event will be equal to 2.0 times his annual compensation multiplied by a fraction the numerator of which is the number of months remaining in the employment period and the denominator of which is 24.
Finally, Mr. Phoebus is also entitled to receive 1.5 times his annual compensation if he is terminated without cause after May 15, 1998 and also if he remains employed by Bancorp and the Savings Bank for the entire term of his employment agreement and is terminated thereafter.

     Executive Officers Cooley and Stonebreaker have change in control employment agreements, which provide for payments of three times their compensation if terminated or their reporting, responsibilities, title or compensation are materially adversely changed following a change in control of
Bancorp or the Bank.

Directors' Fees and Deferred Compensation Plan

     During 1997, each director of Bancorp received a quarterly director's fee of $250 plus $50 for each board meeting attended. Each director of Bancorp who also served as a director of the Bank received a quarterly fee of $1,500 plus
$400 for each Bank board meeting attended. Each director of Bancorp who also served as a director of the Savings Bank received a fee of $200 for each Savings
Bank board meeting attended. Fees for attendance at each committee meeting of
Bancorp, the Bank, and the Savings Bank are $100 for each director except full-time officers. Each director who is not also an officer of Bancorp, the Bank, or the Savings Bank may elect to defer all or part of these fees until he or she ceases to be a director. Interest is earned on the deferred amount at a floating rate equal to the "prime rate" as published in the Wall Street Journal's Money
Rates Table on December 15th of each year for the next calendar year, currently
8.50%. Payment of the deferred amount may be made to the director or his or her beneficiary in a lump sum or in equal monthly installments over 10 years, as the director elects.

Certain Transactions with Directors and Officers

     During the past year Bancorp and its subsidiaries have had, and expect to have in the future, banking transactions in the ordinary course of their businesses with directors and officers of Bancorp, the Bank, the Savings Bank and with their affiliates on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the same time for comparable transactions with others. The extensions of credit did not involve and do not currently involve more than the normal risk of collectibility or present other unfavorable features.

Stockholder Return Performance Graph

     The following graph compares the cumulative total return of Bancorp's
Common Stock with that of a broad market index (NASDAQ Stock
Market, U.S.
Companies only) and an industry peer group index (NASDAQ Bank
Stocks).
Information is provided for the five-year period ending December
31, 1997.  The
graph assumes that the value of the investment in Bancorp's Common Stock and each index was $100 on December 31, 1992 and that all dividends were reinvested.

                   COMPARISON OF FIVE-YEAR
                       CUMULATIVE RETURN

                            [GRAPH]

                           DECEMBER 31,
------------------------------------------------------------------
--------------
                     1992   1993   1994   1995   1996   1997
------------------------------------------------------------------
--------------
F&M BANCORP          100    128    171    185    154    264
------------------------------------------------------------------
--------------
NASDAQ US COMPANIES  100    115    112    159    195    240
------------------------------------------------------------------
--------------
NASDAQ BANK STOCKS   100    114    114    169    223    377
------------------------------------------------------------------
--------------

	AUDIT COMMITTEE AND INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of Arthur Anderson LLP ("AA") has acted as Bancorp's independent public accountants for the year ended December 31, 1997 and has been recommended by the Audit Committee and selected by the Board of Directors to act as such for the current fiscal year. A partner of AA is expected to be present at the annual meeting and will have an opportunity to make a statement if he desires and to respond to appropriate questions.

     On July 9, 1996, Bancorp engaged AA in place of its independent public accountant, Keller Bruner & Company, LLC ("KB"), on the recommendation and approval of the Audit Committee, which action was ratified by the full Board after an extensive review and analysis of proposals submitted by nine accounting firms, including KB. KB was not dismissed as the result of any disagreement.
The reports of KB on the financial statements of the Registrant for each of the two fiscal years in the period ended December 31, 1995 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, auditing scope or accounting principles. During the two fiscal years in the period ended December 31, 1995 and the subsequent interim periods preceding such dismissal, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable event.


          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based upon review of Forms 3, 4, and 5 and amendments thereto furnished to the Corporation and inquiry to directors and executive officers, all required reports of securities activities were timely filed. An amendment to Form 4 originally filed in June 1994 was filed by director Winkler to clarify beneficial ownership of shares received as the result of a stock dividend.


                         OTHER MATTERS

     The management of Bancorp knows of no matters to be presented for action at the annual meeting other than those mentioned above; however, if any other matters properly come before the annual meeting, or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of
Bancorp. Each such matter generally requires the affirmative vote of a majority of the shares voted on the matter. Abstentions and broker non-votes generally will be treated as shares not voted and will have no effect.

                     STOCKHOLDER PROPOSALS

     Stockholders' proposals intended to be presented at the 1999
Annual Meeting
must be received by Bancorp for inclusion in Bancorp's Proxy
Statement and form
of proxy relating to that meeting by November 20, 1998.


                   ANNUAL REPORT ON FORM 10-K

     A copy of the Annual Report on Form 10-K, as filed with the Securities and
Exchange Commission, is available without charge upon written request to F&M
Bancorp, Investor Relations, 110 Thomas Johnson Drive, P.O. Box
518, Frederick,
Maryland 21705.

                                   By Order of the Board of
Directors,



                                   Gordon M. Cooley
                                   Secretary

Frederick, Maryland
March 20, 1998

                           F&M BANCORP

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED STOCKHOLDER of F&M Bancorp hereby appoints Faye E.
Cannon, Alice
E. Stonebreaker, and David R. Stauffer, or any two of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders called to convene at 10:00 a.m. on April 21, 1998, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March 20, 1998, receipt of which is hereby acknowledged.

1. ELECTION OF 4 DIRECTORS

/ /    FOR all nominees listed below as          / /     WITHHOLD
AUTHORITY
       recommended by the Board of Directors             to vote
for all
       (except as marked to the contrary)                nominees
listed below

H. Bowen, M. Church, A. Cohen and C. Hoff

       (INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name in the list above)

2. IN THEIR DISCRETION, on such other business as may properly come before the meeting.

Shares represented by all properly executed proxies will be voted
(or the vote
on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR proposal 1 and in the best discretion of the proxy holders as to any other matters.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING
NOMINEES FOR
DIRECTOR.

                                 Dated ---------------------------
----, 1998

                                 ---------------------------------
----------
                                               (Signature)

                                 ---------------------------------
----------
                                               (Signature)

                                 Please date and sign exactly as
name(s) appears
                                 at left.  If joint account, both
owners should
                                 sign.

                                 I plan to attend the Annual
Meeting.  / /

                                 (Proxy information appears on the
reverse side.
                                 Please mark, date, sign, and
return the proxy
                                 Card promptly using the enclosed
envelope.)

F&M BANCORP
ANNUAL MEETING

Corporate Headquarters
110 Thomas Johnson Drive
Frederick, Maryland 21702

APRIL 21, 1998
10:00 a.m.